--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.2
--------------------------------------------------------------------------------

------------------------------------      --------------------------------------
In re:                                    DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                          Report Number:  15        Page 1 of 3

                      Debtor.             For the period FROM: February 1, 2002
                                                         TO:   February 28, 2002
-----------------------------------       --------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------       --------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 15            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $ See attachment       $ See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount

          See attachment
          --------------  -------------    -------     ---       -------------
          --------------  -------------    -------     ---       -------------



         *Explanation for Non-Payment: Per Stipulation with Volvo an extra half payment was made in February
                                       -----------------------------------------

4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes          See attachment See attachment
    State Payroll and Withholding Taxes            See attachment See attachment
    State Sales and Use Taxes               None
    Real Property Taxes*****                       See attachment


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 15            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
Irell & Manella LLP             Attorney                        See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $398,138.50       $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Dec 2001            $ 3,212,982       $  8,000.00      Feb 6, 2002        $  8,000.00      3164              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   June  4,  2002
         --------------
                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  FEBRUARY 2002

                                                                     Feb 02
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                              760,316.66
                                                                 -------------
              Total Income                                         760,316.66

              Cost of Goods Sold
                  5007-DISPOSAL FEES                                20,003.69
                  5200-DRIVER COST
                      5210-DRIVER WAGES                            140,074.53
                      5220-DRIVER PAYROLL TAXES                     13,477.45
                      5240-DRIVER SUPPLIES                           3,127.74
                      5250-DRIVER UNIFORMS                             584.04
                      5260-DRUG TESTS                                  250.00
                                                                 -------------
                  Total 5200-DRIVER COST                           157,513.76

                  5300-INSURANCE
                      5310-MEDICAL                                  18,924.80
                      5320-LIABILITY                                66,973.11
                      5330-WORKERS' COMPENSATION                    80,999.78
                                                                 -------------
                  Total 5300-INSURANCE                             166,897.69
                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                    24,803.92
                      5352-PAYROLL TAXES                             2,519.69
                                                                 -------------
                  Total 5350-GREENWASTE PAYROLL COSTS               27,323.61

                  5410-EQUIPMENT RENTAL                              4,096.00
                  5500-FUEL                                        103,940.20
                  5520-SHOP TOOLS                                      239.88
                  5600-REGISTRATION                                 11,179.17
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                           35,765.35
                      5715-PAYROLL TAXES - MECHANIC                  3,471.72
                      5720-TIRES                                    27,830.09
                      5725-TIRE SERVICE                              1,728.68
                      5730-TRUCK MAINTENANCE                           350.00
                      5735-TRUCK REPAIR- PARTS                      96,963.94
                      5745-TRAILER REPAIRS                             939.43
                      5750-TRUCK WASH                                2,982.00
                      5700-REPAIR & MAINTENANCE - Other                  0.00
                                                                 -------------
                  Total 5700-REPAIR & MAINTENANCE                  170,031.21

                  5850-TICKET                                         -388.00
                  5900-TOWING                                          570.00
                                                                 -------------
              Total COGS                                           661,407.21
                                                                 -------------
          Gross Profit                                              98,909.45

              Expense
                  6005-ADMINISTRATIVE EXPENSES                       1,202.80

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  FEBRUARY 2002

                                                                     Feb 02
                                                                 -------------

                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                 1,500.00
                      6022-GAS & OIL                                   146.14
                      6023-REPAIR & MAINTENANCE                        801.20
                                                                 -------------
                  Total 6020-AUTO EXPENSES                           2,447.34

                  6050-BANK CHARGES                                    204.95
                  6110-CORPORATE ALLOCATION                              0.00
                  6200-DUES AND SUBSCRIPTIONS                         -128.00
                  6250-EXPENSE REIMBURSEMENT                           501.09
                  6501-POST PETITION LEGAL FEES                    109,901.47
                  6510-MAINTENANCE                                   2,472.70
                  6530-MEDICAL INSURANCE                                 8.51
                  6560-OFFICE MAINTENANCE                               81.00
                  6570-OFFICE SUPPLIES                                 788.86
                  6580-OFFICE WAGES                                 28,414.02
                  6585-PAYROLL TAXES - OFFICE                        7,371.11
                  6710-POSTAGE & DELIVERY                              979.23
                  6730-PROPERTY TAXES                                7,283.00
                  6740-SECURITY WAGES                                5,379.70
                  6745-PAYROLL TAXES - SECURITY                        140.00
                  6750-SUPERVISORS                                  12,021.43
                  6755-PAYROLL TAXES - SUPERVISORS                   1,095.30
                  6756-RENT                                         15,199.89
                  6850-TRAVEL & ENTERTAINMENT
                      6852-LODGING                                     294.38
                      6853-MEALS                                       333.04
                                                                 -------------
                  Total 6850-TRAVEL & ENTERTAINMENT                    627.42

                  6900-UTILITIES
                      6920-ELECTRIC                                    319.98
                      6930-GAS                                         190.07
                      6940-TELEPHONE                                16,421.90
                      6950-WATER                                       559.80
                      6960-WASTE                                       778.09
                                                                 -------------
                  Total 6900-UTILITIES                              18,269.84

                  6999-UNCATEGORIZED EXPENSES                            0.00
                                                                 -------------
              Total Expense                                        214,261.66
                                                                 -------------

      Net Ordinary Income                                         -115,352.21

      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                 1,748.36
                                                                 -------------
              Total 7000-OTHER INCOME                                1,748.36
                                                                 -------------

          Total Other Income                                         1,748.36

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  FEBRUARY 2002

                                                                     Feb 02
                                                                 -------------

          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                             4,379.22
                  8516-BANCO POPULAR MTG                             8,098.00
                  8518-CASE CREDIT CORPORATION                      12,624.39
                  8520-CIT                                           7,783.44
                  8530-GE CAPITAL FLEET SERVICES                       952.81
                  8540-GENERAL MOTORS ACCEPTANCE                       413.32
                  8545-INTERNAL REVENUE SERVICE                      1,800.00
                  8550-LEE FINANCIAL SERVICES                       18,540.60
                  8555-PROVIDENT BANK LOC                            1,000.00
                  8560-THE ASSOCIATES                               44,954.05
                  8570-SUNSET                                        8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                     37,343.04
                  8500-DEBT SERVICE - Other                              0.00
                                                                 -------------
              Total 8500-DEBT SERVICE                              146,788.87
                                                                 -------------

          Total Other Expense                                      146,788.87
                                                                 -------------

      Net Other Income                                            -145,040.51
                                                                 -------------

Net Income                                                        -260,392.72
                                                                 =============

                                   USA BIOMASS
                                A/R AGING SUMMARY
                             AS OF FEBRUARY 28, 2002

                                                Current        1 - 30         31 - 60       61 - 90         > 90           TOTAL
                                              -----------   ------------   ------------   -----------   -----------   --------------
A GROWING CONCERN                                    0.00           0.00        -464.12          0.00        671.77           207.65
ALLIED                                          22,735.76     122,830.60      91,772.38          0.00          0.00       237,338.74
ARBOR CARE                                         473.86          82.23           0.00          0.00          0.00           556.09
ASPLUNDH                                         2,633.11           0.00       1,297.25      2,186.00      1,886.67         8,003.03
B&L LANDSCAPE & NURSERIES INC.                       0.00          55.77         477.40          0.00        178.88           712.05
BFI CENTRAL                                     22,130.00     122,560.00      52,936.65          0.00     62,273.05       259,899.70
BURRTEC                                         25,139.15      27,437.43          10.00          0.00          0.00        52,586.58
CALIFORNIA ARBORIST                                386.68       1,488.59       1,380.94      2,388.74      2,596.80         8,241.75
CLAREMONT                                       13,211.66       6,035.26           0.00          0.00          0.00        19,246.92
COAST                                           30,973.53     145,424.95           0.00          0.00          0.00       176,398.48
COMMERCE, CITY OF                                  123.61           0.00           0.00          0.00          0.00           123.61
COUNTY SANITATION LA                            68,362.39      38,656.36      74,979.01          0.00          0.00       181,997.76
CRT                                              6,475.00      22,700.00       4,760.00      8,465.00          0.00        42,400.00
DART                                             1,600.00       5,600.00           0.00          0.00          0.00         7,200.00
DMS LANDSCAPE SERVICES                             172.13           0.00           0.00          0.01          0.00           172.14
ECONOMY                                            974.83         404.86       1,089.50          0.00          0.00         2,469.19
EDCO                                                 0.00         496.56           0.00          0.00          0.00           496.56
JACKSON DISPOSAL                                   221.52         525.52           0.00          0.00          0.00           747.04
KNUDSEN GRADING CO.                                  0.00         353.28           0.00          0.00          0.00           353.28
LANDSCAPE MANAGEMENT SERVICES                      306.01           0.00          45.00        448.82          0.00           799.83
LAWRENCE LANDSCAPE                                  32.45         216.50           0.00          0.00          0.00           248.95
MARIPOSA                                           821.24           0.00           0.00          0.00          0.00           821.24
MISSION LANSCAPING                                 116.24         106.48           0.00          0.00          0.00           222.72
ORGANIC RECYCLING COMPANY                            0.00           0.00       1,045.00      1,520.00          0.00         2,565.00
PLANTS CHOICE                                      135.00       1,680.00         480.00          0.00          0.00         2,295.00
POTENTIAL                                       82,315.00      33,660.00         110.00          0.00          0.00       116,085.00
QUALITY                                              0.00      16,170.00      21,605.00     21,315.00     41,065.00       100,155.00
SANTA FE SPRINGS                                    56.93           0.00           0.00          0.00          0.00            56.93
STONETREE LANDSCAPE                                267.40         612.51         589.00        233.09          0.00         1,702.00
SUNSET                                          53,446.63     130,496.93         254.46          0.00          0.00       184,198.02
TOTAL LANSCAPE MAINTENANCE                       1,097.47           0.00           0.00          0.00          0.00         1,097.47
TRIMMING LAND                                        0.00           0.00           0.00          0.00         76.80            76.80
URBAN TREE CARE, INC.                              672.26       2,154.89           0.00          0.00          0.00         2,827.15
WASTE MANAGEMENT OF THE INLAND EMPIRE           46,848.10      22,222.93           0.00          0.00          0.00        69,071.03
WEST VALLEY MRF. LLC.                           13,718.44           0.00           0.00          0.00          0.00        13,718.44
WHITTIER                                         2,490.50           0.00           0.00          0.00          0.00         2,490.50

                                   USA BIOMASS
                                A/R AGING SUMMARY
                             AS OF FEBRUARY 28, 2002

                                                Current        1 - 30         31 - 60       61 - 90         > 90           TOTAL
                                              -----------   ------------   ------------   -----------   -----------   --------------

YUKON                                            5,738.00       2,622.35           0.00          0.00          0.00         8,360.35
                                              -----------   ------------   ------------   -----------   -----------   --------------
TOTAL                                          403,674.90     704,594.00     252,367.47     36,556.66    108,748.97     1,505,942.00
                                              ===========   ============   ============   ===========   ===========   ==============

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             AS OF FEBRUARY 28, 2002


                                                 Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                              ------------   ------------   -----------   -----------   ------------   -------------
@ROAD, Inc.                                           0.00       6,315.00      5,514.00      5,514.00           0.00       17,343.00
A-1 COAST TEMP SERVICE                               75.65           0.00          0.00          0.00           0.00           75.65
ABLE SCALE REPAIR                                 2,291.77           0.00          0.00          0.00           0.00        2,291.77
AIRGAS - WEST                                         0.00           0.00        132.60          0.00           0.00          132.60
AMERIPRIDE UNIFORMS, Inc.                           584.04         255.74          0.00          0.00           0.00          839.78
AMK                                                   0.00       1,202.80          0.00          0.00           0.00        1,202.80
ARROWHEAD MOUNTAIN SPRING WATER                     197.68           0.00          0.00          0.00           0.00          197.68
ASSOCIATES Dallas                                     0.00      19,872.07          0.00          0.00           0.00       19,872.07
ASSOCIATES Illinois                                   0.00      25,081.98          0.00          0.00      59,026.17       84,108.15
AT&T                                                  0.00           0.00        219.60          0.00           0.00          219.60
B-12 TIRE                                           172.40           0.00          0.00          0.00           0.00          172.40
BANCO POPULAR                                         0.00      12,477.22          0.00          0.00           0.00       12,477.22
BEHAVIOR RESEARCH                                     0.00          35.00        140.00          0.00           0.00          175.00
BETTS TRUCK PARTS                                     0.00       3,434.49        578.75          0.00           0.00        4,013.24
BOWMAN DISTRIBUTION                                   0.00           0.00          0.00          0.00         489.43          489.43
BREA GREEN RECYCLING                                  0.00           0.00      4,307.10          0.00           0.00        4,307.10
BURRTEC MID VALLEY                               10,659.69       9,206.19      9,569.61          0.00      12,380.58       41,816.07
C & R TIRES & SERVICES, Inc.                          0.00         364.50        344.08          0.00           0.00          708.58
CASE CREDIT CORPORATION                               0.00      12,624.39          0.00          0.00           0.00       12,624.39
CIT GROUP/EF 54224                                    0.00       6,222.34          0.00          0.00           0.00        6,222.34
CIT GROUP/EF 55603                                    0.00       1,561.10          0.00          0.00           0.00        1,561.10
CITY TERRACE SERVICE INC.                             0.00         570.00          0.00          0.00           0.00          570.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.                0.00       2,743.30          0.00          0.00           0.00        2,743.30
COPIER SERVICE                                       81.00           0.00          0.00          0.00           0.00           81.00
COSBY OIL COMPANY, Inc.                           2,292.73       5,297.91          0.00          0.00           0.00        7,590.64
COURT TRUSTEE                                         0.00         230.76          0.00          0.00           0.00          230.76
CSC                                                   0.00           0.00        530.00          0.00           0.00          530.00
EAGLE RADIATOR SERVICE                              350.00           0.00          0.00          0.00           0.00          350.00
EAST COUNTY URGENT CARE                               0.00           0.00          0.00        433.30           0.00          433.30
ESGAR E. CAMPOS                                       0.00       5,627.50          0.00          0.00           0.00        5,627.50
FIVE STAR GAS AND GEAR                              178.48         194.84          0.00          0.00           0.00          373.32
FONTANA WATER COMPANY                               264.35          39.24          0.00          0.00           0.00          303.59
GE CAPITAL FLEET SERVICES                             0.00         952.81          0.00          0.00           0.00          952.81
GEORGE R. FARQUAR                                     0.00           0.00          0.00          0.00       4,962.00        4,962.00
GMAC FINANCIAL SERVICES                               0.00         413.32          0.00          0.00           0.00          413.32
GREYSTONE HEALTH SCIENCES CORP                        0.00           0.00          0.00          0.00           7.00            7.00

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             AS OF FEBRUARY 28, 2002


                                                 Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                              ------------   ------------   -----------   -----------   ------------   -------------
HELIX WATER DISTRIC                                   0.00           0.00          0.00         34.12           0.00           34.12
HENRY VIRAMONTES                                      0.00       6,710.00      6,490.00          0.00           0.00       13,200.00
HYDRAFORCE, Inc.                                      0.00           0.00          0.00      1,506.85           0.00        1,506.85
IBEX FINANCIAL SERVICES, Inc.                     3,272.50           0.00          0.00          0.00           0.00        3,272.50
INTERNAL REVENUE SERVICE                          4,904.45           0.00          0.00          0.00           0.00        4,904.45
IPC                                                   0.00       1,722.24          0.00          0.00           0.00        1,722.24
IRELL & MANELLA LLP                             215,084.76           0.00    148,973.63     67,551.50     275,898.87      707,508.76
J.M. TRUCK TIRE SERVICE                              30.00         780.00          0.00          0.00           0.00          810.00
JUDITH M. CANNAVO                                     0.00           0.00          0.00          0.00       4,378.40        4,378.40
KATHARINE DIXON                                       0.00           0.00          0.00          0.00         500.00          500.00
LEE FINANCIAL SERVICES                                0.00      18,540.60          0.00          0.00           0.00       18,540.60
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP            8,549.15      10,823.87     11,178.48     18,793.04           0.00       49,344.54
LITTLER MENDELSON, P.C.                           2,649.95           0.00     14,650.39      2,291.00           0.00       19,591.34
MANHATTAN MEDICAL                                   215.00           0.00          0.00          0.00           0.00          215.00
MOBILE MINI, Inc.                                   272.00          77.89          0.00          0.00           0.00          349.89
NEXTEL COMMUNICATIONS -5                              0.00           0.00          0.00          0.00       7,401.17        7,401.17
NORCAL/San Bernardino, Inc.                           0.00           0.00          0.00          0.00      48,636.30       48,636.30
ODOR CONTROL                                          0.00           0.00        967.82          0.00           0.00          967.82
ONE STOP DISCOUNT AUTO PARTS                        357.85       1,074.19          0.00          0.00           0.00        1,432.04
PACIFIC BELL                                        141.18           0.00          0.00          0.00           0.00          141.18
PERFORMANCE POWER SYSTEMS, Inc.                      48.00          48.00          0.00          0.00           0.00           96.00
PORTOSAN COMPANY                                     99.69           0.00          0.00          0.00           0.00           99.69
PRINTING SOLUTIONS                                    0.00           0.00          0.00          0.00        -282.42         -282.42
PROVIDENT BANK                                    1,000.00           0.00          0.00          0.00           0.00        1,000.00
PRUDENTIAL SECURITIES INCORPORATED                    0.00           0.00        112.01          0.00           0.00          112.01
QUAD SERVICE, Inc.                                2,407.07           0.00          0.00          0.00           0.00        2,407.07
QUILL CORPORATION                                   173.15           0.00          0.00          0.00           0.00          173.15
RAUL V. MARTINEZ                                      0.00       1,689.32          0.00          0.00           0.00        1,689.32
RIVERSIDE COUNTY DISTRICT ATTORNEY                    0.00          50.00          0.00          0.00           0.00           50.00
ROAD READY REGISTRATION SVC, INC.                     0.00           0.00          0.00          0.00           0.00            0.00
SAFETY-KLEEN SYSTEMS, INC.                          117.99           0.00          0.00          0.00           0.00          117.99
SAN DIEGO COUNTY                                      0.00       1,427.92          0.00          0.00           0.00        1,427.92
SAN DIEGO COUNTY - DCSS                               0.00         203.52          0.00          0.00           0.00          203.52
SAN DIEGO WELDERS SUPPLY, Inc.                      375.01           0.00          0.00          0.00           0.00          375.01
SCOTTSDALE INSURANCE COMPANY                     22,570.18           0.00          0.00          0.00           0.00       22,570.18
SDGE                                                  0.00         190.07          0.00          0.00           0.00          190.07

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             AS OF FEBRUARY 28, 2002


                                                 Current        1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                              ------------   ------------   -----------   -----------   ------------   -------------
SIMPLEXGRINNELL                                   3,127.74           0.00          0.00          0.00           0.00        3,127.74
SOCO GROUP, INC.                                 35,347.68       9,086.94          0.00          0.00           0.00       44,434.62
SOUTHERN CALIFORNIA WATER                             0.00          20.28          0.00          0.00           0.00           20.28
STATE COMPENSATION INSURANCE FUND                     0.00           0.00     38,566.90          0.00           0.00       38,566.90
SWERTFEGER'S EQUIPMENT, INC.                      2,000.00           0.00          0.00          0.00           0.00        2,000.00
TEAMSTERS LOCAL NO. 396                               0.00           0.00        184.00          0.00           0.00          184.00
TEAMSTERS LOCAL NO. 542                               0.00       1,066.00        918.00          0.00           0.00        1,984.00
TED JOHNSON PROPANE                                  55.36           0.00          0.00          0.00           0.00           55.36
TRIONIX SERVICES                                 64,773.21           0.00          0.00          0.00           0.00       64,773.21
U.S. HEALTH WORKS MEDICAL GROUP                       0.00         300.00          0.00          0.00           0.00          300.00
UPS                                                   0.00         182.23          0.00          0.00           0.00          182.23
UWS                                                  88.00           0.00          0.00          0.00           0.00           88.00
VERIZON Inglewood                                 2,246.04       3,884.99          0.00          0.00           0.00        6,131.03
VIP REGISTRATION SERVICE                              0.00       2,153.00          0.00          0.00           0.00        2,153.00
VOLVO COMMERCIAL FINANCE                         12,078.69      25,264.35          0.00          0.00           0.00       37,343.04
WASTE MANAGEMENT -4                                 117.22           0.00          0.00          0.00           0.00          117.22
WASTE MANAGEMENT -8                                 202.82           0.00          0.00          0.00           0.00          202.82
WESTERN EXTERMINATOR COMPANY                          0.00          50.00          0.00          0.00           0.00           50.00
WIRELESS EXCHANGE, Inc.                               0.00       7,657.24          0.00          0.00           0.00        7,657.24
WIRELESS PRO'S                                       53.64           0.00          0.00          0.00           0.00           53.64
Y TIRE SALES                                     25,180.65           0.00          0.00      1,236.25           0.00       26,416.90
                                              ------------   ------------   -----------   -----------   ------------   -------------
TOTAL                                           424,686.77     207,725.15    243,376.97     97,360.06     413,397.50    1,386,546.45
                                              ============   ============   ===========   ===========   ============   =============

                                   USA BIOMASS
                                   TAXES PAID
                             AS OF FEBRUARY 28, 2002

      Type              Date        Num           Name                                Disb      Deposit       Balance
-----------------    -----------   -------   ---------------                       -----------------------   -----------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                            20,323.06
Check                02/05/2002    WIRE      SANWA BANK                            -18,049.60                  2,273.46
General Journal      02/08/2002    2-102                                                        18,244.64     20,518.10
Check                02/11/2002    WIRE      SANWA BANK                            -17,698.87                  2,819.23
General Journal      02/15/2002    2-105                                                        17,396.08     20,215.31
Check                02/20/2002    WIRE      SANWA BANK                            -16,879.92                  3,335.39
Check                02/20/2002    WIRE      SANWA BANK                             -4,154.74                   -819.35
General Journal      02/22/2002    2-107                                                        18,059.38     17,240.03
Check                02/25/2002    WIRE      SANWA BANK                            -17,588.09                   -348.06
General Journal      02/28/2002    2-109                                                        17,783.68     17,435.62
                                                                                              ------------   -----------
Total 2020o  ACCRUED FEDERAL PAYROLL TAXES                                                      71,483.78     17,435.62
                                                                                              ------------   -----------

2021-ACCRUED STATE PAYROLL TAXES                                                                             -24,860.14
General Journal      02/08/2002    2-102                                                         3,750.34    -21,109.80
Check                02/11/2002    1055      EMPLOYMENT DEVELOPMENT DEPT            -3,750.34                -24,860.14
General Journal      02/15/2002    2-105                                                         3,506.95    -21,353.19
Check                02/18/2002    1056      EMPLOYMENT DEVELOPMENT DEPT            -3,506.95                -24,860.14
General Journal      02/22/2002    2-107                                                         3,513.28    -21,346.86
Check                02/22/2002    1057      EMPLOYMENT DEVELOPMENT DEPT            -3,513.28                -24,860.14
General Journal      02/28/2002    2-109                                                         3,305.67    -21,554.47
                                                                                   -----------------------   -----------
Total 2021-ACCRUED STATE PAYROLL TAXES                                             -10,770.57   14,076.24    -21,554.47
                                                                                   -----------------------   -----------